UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2009

Neuralstem, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850
(Address of Principal Executive Offices)

 Registrant’s telephone number, including area code (301) 366-4841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

On June 30, 2009, Neuralstem, Inc. (“Company”) entered into a placement agent agreement with Midtown Partners & Co., LLC, (“Placement Agent”), relating to the offer and sale of up to $1,000,000 of the Company’s securities (“Offering”).  The Offering consists of the sale of 800,000  shares of our common stock, par value $0.01 per share (“Shares”), Series D Common Stock purchase warrants to purchase up to 800,000 shares of our common stock (“Series D Warrants”), Series E Common Stock purchase warrants to purchase up to 800,000 shares of our common stock (“Series E Warrants,”) and  Series F Common Stock purchase warrants to purchase up to 800,000 shares of our common stock (“Series F Warrants,”) (collectively the Series D Warrants, Series E Warrants and Series F Warrants are referred to as the “Warrants”).   The Shares and Warrants were sold at a negotiated price of $1.25 per unit.  Each unit (“Unit”) consists of: (i) one Share; (ii) one Series D Warrant, (iii) one Series E Warrant, and (iv) one Series F Warrant.  The Offering is being made solely to institutional investors (“Purchasers”).

The Offering closed on June 30, 2009.  As compensation for its services, the Company paid to Placement Agent: (i) a cash fee equal to $70,000 (7% of the gross proceeds received from the Offering); and (ii) a warrant to purchase up to 40,000 common shares (5% of the Shares issued to Purchasers in the Offering) (“Placement Agent Warrant”).

In connection with the Offering, the Company issued 800,000 Shares of common stock, an aggregate of 2,400,000 Warrants and a Placement Agent Warrant to purchase up to 40,000.  The Warrants have an exercise price of $1.25 and are exercisable for a period of one year, three years and five years pursuant to the terms of each respective series.  Each of the series consists of warrants to purchase 800,000 Shares.  The Placement Agent Warrant is exercisable for a period of five years and has an exercise price of $1.5625 per Share, or 125% of the price paid by the Purchasers in the Offering.  Both the Placement Agent Warrant and the Warrants contain provisions providing for the adjustment of the purchase price and number of shares into which the securities are exercisable in the event of Stock Splits or Dividends, Subsequent Rights Offerings, Pro-Rata Distributions and Fundamental Transactions.  The Placement Agent Warrant and Warrants do not contain any provisions regarding subsequent securities issuances or so called “price protection provisions.”

The gross proceeds from the Offering are $1.0 million. The net offering proceeds to the Company from the sale of the Units, after deducting the placement agent’s fee, is $930,000. The Offering closed on June 30, 2009.  Pursuant to the securities purchase agreement between the Company and Purchasers, the Purchasers are entitled to participate in any subsequent offering of the Company’s securities for a period of 12 months following the closing.

The offer and sale of the Units is registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Statement on Form S-3, as amended, filed on September 9, 2008, and declared effective on September 29, 2008  (File No. 333-153387).  The terms of the Offering are contained in the Prospectus Supplement filed by the Company on June 30, 2009 pursuant to Rule 424b5.

On July 1, 2009, the Company issued the press release attached hereto as Exhibit 99.1 with respect to the foregoing matters.

In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	Exhibit 1.01, Form of Placement Agent Agreement Placement Agent;

•	Exhibit 4.01, Form of Series D, E and F Warrant

•	Exhibit 4.02, the Form of Placement Agent Warrant;

•
Exhibits 5.01 and 23.01, the legal opinion and consent of the Silvestre Law Group, P.C.  relating to the Units, the Placement Agent Warrant and the shares underlying the Warrants and Placement Agent Warrant; and

•	Exhibit 10.01, the Form of the Securities Purchase Agreement.

The foregoing summary of the terms of the Securities Purchase Agreement, the Placement Agent Agreement, the Form of Series D, E and F Warrants, and the Placement Agent Warrant, is subject to, and qualified in there entirety by, the form of each respective agreement attached to this Current Report on Form 8-K as Exhibits 10.01, 1.01, 4.01 and 4.02 respectively and are incorporated herein by reference.

Item 9.01.                   Financial Statements and Exhibits.

Incorporated by Reference
Exhibit		Filed		Exhibit
No.	Description	Herewith	Form	No.	File No.	Filing Date

1.01	Form of Placement Agent Agreement between the Company and Midtown Partners & Co., LLC	*

4.01	Form of Series D, E and F Warrants	*

4.02	Form of Placement Agent Warrant	*

5.01	Opinion of Silvestre Law Group, P.C.	*

10.01	Form of Securities Purchase Agreement	*

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)	*

99.1	Press release issued by the Company dated July 1, 2009	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: July 1, 2009

INDEX TO EXHIBITS

Incorporated by Reference
Exhibit		Filed		Exhibit
No.	Description	Herewith	Form	No.	File No.	Filing Date

1.01	Form of Placement Agent Agreement between the Company and Midtown Partners & Co., LLC	*

4.01	Form of Series D, E and F Warrants	*

4.02	Form of Placement Agent Warrant	*

5.01	Opinion of Silvestre Law Group, P.C.	*

10.01	Form of Securities Purchase Agreement	*

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)	*

99.1	Press release issued by the Company dated July 1, 2009	*